Exhibit 10.4

Equity Interest Pledge Agreement

Equity Interest Pledge Agreement

This Equity Interest Pledge Agreement (“this Agreement”) is executed by and among the Parties below as of October 12, 2017, in Guangzhou, the People’s Republic of China (“China” or “PRC”):

Party A:	Guangzhou Cornerstone Corporate Consulting Co., Ltd. (“Pledgee”)

Address: 1101 ZiBian C80, No. 8 Jinsui Rd., Tianhe District, Guangzhou, PRC

Party B:	All the shareholders of Party C (“Plegors”). Each and any shareholder is referred as a “Shareholder,” including

Xu He, Identification No.: 440105198509025418;

Qin Wu, Identification No.: 440102195312273247;

Tao Lin, Identification No.: 440103198411122452;

Weifeng Luo, Identification No.: 440103198603043011;

Xiaohai Zhuang, Identification No.: 440102198503043237;

Yueqin Zhao, Identification No.: 410123194808276929; and

Meifang Liu, Identification No.: 440105195704103043

Party C: Guangzhou Cornerstone Capital Management Co., Ltd. (“Party C”)

Address: 4901&4912, Guangzhou CTF Finance Center, No. 6 East Zhujiang Rd., Zhujiang New Town, Guangzhou, PRC

In this Agreement, each of Pledgee, Pledgors and Party C shall be referred to as a “Party” respectively, and they shall be collectively referred to as the “Parties”.

Whereas:

1.	Pledgors are citizens of China, and, together, hold 100% of the equity interest in Party C. The equity interest of each Shareholder in Party C is specified as follows:

Xu He	37.5%
Qin Wu	37.5%
Tao Lin	5%
Weifeng Luo	10%
Xiaohai Zhuang	5%
Yueqin Zhao	3%
Meifang Liu	2%

2.	Party C is a limited liability company registered in Guangzhou, China, engaging in business services. Party C acknowledges the respective rights and obligations of Pledgors and Pledgee under this Agreement, and intends to provide any necessary assistance in registering the Pledge with the competent governmental authorities;

3.	Pledgee is a wholly foreign-owned enterprise registered in China. Pledgee and Party C, owned by Pledgors, have executed an Exclusive Business Cooperation Agreement on October 12, 2017 in Guangzhou;

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Equity Interest Pledge Agreement

4.	To ensure that Party C fully performs its obligations under the Exclusive Business Cooperation Agreement and pay the consulting and service fees thereunder to Pledgee when the same becomes due, Pledgors hereby pledge to the Pledgee all of the equity interest they now and in the future hold in Party C (whether the percentage of the equity interest is changed or not in the future) as security for payment of the consulting and service fees by Party C under the Business Cooperation Agreement.

To perform the provisions of the Business Cooperation Agreement, the Parties have mutually agreed to execute this Agreement upon the following terms.

1.	Definitions

Unless otherwise provided herein, the terms below shall have the following meanings:

1.1	Pledge: shall refer to the security interest granted by Pledgors to Pledgee pursuant to Article 2 of this Agreement, i.e., the right of Pledgee to be compensated on a preferential basis with the conversion, auction or sales price of the Equity Interest.

1.2	Equity Interest: shall refer to all of the equity interest lawfully now held and hereafter acquired by Pledgors in Party C (whether the percentage of the equity interest of each Shareholder is changed or not in the future).

1.3	Term of Pledge: shall refer to the term set forth in Section 3.2 of this Agreement.

1.4	Business Cooperation Agreement: shall refer to the Exclusive Business Cooperation Agreement executed by and between Party C and Pledgee on October 12, 2017 (Attachment 3).

1.5	Event of Default: shall refer to any of the circumstances set forth in Article 7 of this Agreement.

1.6	Notice of Default: shall refer to the notice issued by Pledgee in accordance with this Agreement declaring an Event of Default.

2.	The Pledge

As collateral security for the timely and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of any or all of the payments due by Party C, including and without limitation, the consulting and services fees payable to the Pledgee under the Business Cooperation Agreement, Pledgors hereby pledge to Pledgee a first security interest in all of Pledgors’ right, title and interest, whether now owned or hereafter acquired by Pledgors, in the Equity Interest of Party C.

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3.	Term of Pledge

3.1	The Pledge shall become effective on such date when the pledge of the Equity Interest contemplated herein has been registered’ with relevant administration for industry and commerce (the “AIC”). The Pledge shall be continuously valid until all payments due under the Business Cooperation Agreement have been fulfilled by Party C. Pledgors and Party C shall (1) register the Pledge in the shareholders’ register of Party C within 3 business days following the execution of this Agreement, and (2) submit an application to the AIC for the registration of the Pledge of the Equity Interest contemplated herein within 10 business days following the execution of this Agreement. The Parties covenant that for the purpose of registration of the Pledge (including re-registration of the Pledge when the percentage of equity interest a Shareholder holds in Party C changes), the Parties hereto shall submit to the AIC the Equity Interest Pledge Contract as set forth in the Attachment 4 of this Agreement in the form required by the AIC at the location of Party C which shall truly reflect the information of the Pledge hereunder (the “AIC Pledge Contract”). For matters not specified in the AIC Pledge Contract, the Parties shall be bound by the provisions of this Agreement. Pledgors and Party C shall submit all necessary documents and complete all necessary procedures, as required by the PRC laws and regulations and the relevant AIC, to ensure that the Pledge of the Equity Interest shall be registered with the AIC as soon as possible after filing.

3.2	During the Term of Pledge, in the event Party C fails to pay the exclusive consulting or service fees in accordance with the Business Cooperation Agreement, Pledgee shall have the right, but not the obligation, to dispose of the Pledge in accordance with the provisions of this Agreement.

4.	Custody of Records for Equity Interest subject to Pledge

4.1	During the Term of Pledge set forth in this Agreement, Pledgors shall deliver to Pledgee’s custody the original capital contribution certificate for the Equity Interest (Attachment 2) and the original shareholders’ register containing the Pledge (Attachment 1) within five (5) working days from the execution of this Agreement or from completion of the re-registration of shareholding when percentage of equity interest changed (in that case, Pledgors shall deliver to Pledgee’s custody the updated original capital contribution certificate for the Equity Interest and the updated original shareholders’ register containing the Pledge as attachment to this Agreement). Pledgee shall have custody of such original documents during the entire Term of Pledge set forth in this Agreement.

4.2	Pledgee shall have the right to collect dividends generated by the Equity Interest during the Term of Pledge.

5.	Representations and Warranties of Pledgor

5.1	Pledgors are the sole legal and beneficial owners of the Equity Interest.

5.2	Pledgee shall have the right to dispose of and transfer the Equity Interest in accordance with the provisions set forth in this Agreement.

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5.3	Upon execution, this Agreement shall constitute the Pledgors’ legal, valid and binding obligations in accordance with the provisions herein.

5.4	Except for the Pledge, Pledgors have not placed any security interest or other encumbrance on the Equity Interest.

5.5	There is no pending disputation or litigation proceeding related to the Equity Interest.

6.	Covenants and Further Agreements of Pledgors

6.1	Pledgors hereby covenant to the Pledgee, that during the term of this Agreement, Pledgors shall:

6.1.1	not transfer the Equity Interest, place or permit the existence of any security interest or other encumbrance on the Equity Interest, or disposal of the Equity Interest in any other means, without the prior written consent of Pledgee, except for the performance of the Exclusive Option Agreement executed by Pledgors, the Pledgee and Party C on the execution date of this Agreement;

6.1.2	comply with the provisions of all laws and regulations applicable to the pledge of rights, and within five (5) working days of receipt of any notice, order or recommendation issued or prepared by relevant competent authorities regarding the Pledge, shall present the aforementioned notice, order or recommendation to Pledgee, and shall comply with the aforementioned notice, order or recommendation or submit objections and representations with respect to the aforementioned matters upon Pledgee’s reasonable request or upon consent of Pledgee;

6.1.3	promptly notify Pledgee of any event or notice received by Pledgors that may have an impact on Pledgee’s rights to the Equity Interest or any portion thereof, as well as any event or notice received by Pledgors that may have an impact on any guarantees and other obligations of Pledgors arising out of this Agreement.

6.2	Pledgors agree that the rights acquired by Pledgee in accordance with this Agreement with respect to the Pledge shall not be interrupted or harmed by Pledgors or any heirs or representatives of Pledgors or any other persons through any legal proceedings.

6.3	To protect or perfect the security interest granted by this Agreement for payment of the consulting and service fees under the Business Cooperation Agreement, Pledgors hereby undertake to execute in good faith and to cause others who have an interest in the Pledge to execute all certificates, agreements, deeds and/or covenants required by Pledgee. Pledgors also undertake to perform and to cause others who have an interest in the Pledge to perform actions required by Pledgee, to facilitate the exercise by Pledgee of its rights and authority granted thereto by this Agreement, and to enter into all relevant documents regarding ownership of Equity Interest with Pledgee or designee(s) of Pledgee (natural persons/legal persons). Pledgors undertake to provide Pledgee within a reasonable time with all notices, orders and decisions regarding the Pledge that are required by Pledgee.

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6.4	Pledgors hereby undertake to comply with and perform all guarantees, promises, agreements, representations and conditions under this Agreement. In the event of failure or partial performance of its guarantees, promises, agreements, representations and conditions, Pledgors shall indemnify Pledgee for all losses resulting therefrom.

7.	Event of Breach

7.1	The following circumstances shall be deemed Event of Default:

7.1.1	Party C fails to fully and timely fulfill any liabilities under the Business Cooperation Agreement, including without limitation failure to pay in full any of the consulting and service fees payable under the Business Cooperation Agreement or breaches any other obligations of Party C thereunder;

7.1.2	Pledgors or Party C have committed a material breach of any provisions of this Agreement;

7.1.3	Pledgors and Party C fail to register the Pledge in the shareholders’ register of Party C, or fail to complete the Registration of Pledge stipulated in Section 3.1;

7.1.4	Except as expressly stipulated in Section 6.1.1, Pledgors transfer or purport to transfer or abandons the Equity Interest pledged, or assign the Equity Interest pledged without the written consent of Pledgee; and

7.1.5	The successor or custodian of Party C is capable of only partially perform or refuses to perform the payment obligations under the Business Cooperation Agreement.

7.2	Upon notice or discovery of the occurrence of any circumstances or event that may lead to the aforementioned circumstances described in Section 7.1, Pledgors shall immediately notify Pledgee in writing accordingly.

7.3	Unless an Event of Default set forth in this Section 7.1 has been successfully resolved to Pledgee’s satisfaction within twenty (20) working days after the Pledgee delivers a notice to Pledgors requesting ratification of such Event of Default, Pledgee may issue a Notice of Default to Pledgors in writing at any time thereafter, demanding Pledgors to immediately dispose of the Pledge in accordance with the provisions of Article 8 of this Agreement.

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8.	Exercise of Pledge

8.1	Prior to the full payment of the consulting and service fees described in the Business Cooperation Agreement, without the Pledgee’s written consent, Pledgors shall not assign the Pledge or the Equity Interest in Party C.

8.2	Pledgee may issue a Notice of Default to Pledgors when exercising the Pledge.

8.3	Subject to the provisions of Section 7.3, Pledgee may exercise the right to enforce the Pledge at the time when, or at any time after, the issuance of the Notice of Default in accordance with Section 8.2. Once Pledgee elects to enforce the Pledge, Pledgors shall cease to be entitled to any rights or interests associated with the Equity Interest.

8.4	In the event of default, Pledgee is entitled to dispose of the Equity Interest pledged in accordance with applicable PRC laws. Only to the extent permitted under applicable PRC laws, Pledgee has no obligation to account to Pledgors for proceeds of disposition of the Equity Interest, and Pledgors hereby waive any rights it may have to demand any such accounting from Pledgee; Likewise, in such circumstance Pledgors shall have no obligation to Pledgee for any deficiency remaining after such disposition of the Equity Interest pledged.

8.5	When Pledgee disposes of the Pledge in accordance with this Agreement, Pledgors and Party C shall provide necessary assistance to enable Pledgee to enforce the Pledge in accordance with this Agreement.

9.	Assignment

9.1	Without Pledgee’s prior written consent, Pledgors shall not have the right to assign or delegate their rights and obligations under this Agreement.

9.2	This Agreement shall be binding on Pledgors and their successors and permitted assigns, and shall be valid with respect to Pledgee and each of its successors and assigns.

9.3	At any time, Pledgee may assign any and all of its rights and obligations under the Business Cooperation Agreement to its designee(s) (natural/legal persons), in which case the assigns shall have the rights and obligations of Pledgee under this Agreement, as if it were the original party to this Agreement. When the Pledgee assigns the rights and obligations under the Business Cooperation Agreement, upon Pledgee’s request, Pledgors shall execute relevant agreements or other documents relating to such assignment.

9.4	In the event of a change in Pledgee due to an assignment, Pledgors shall, at the request of Pledgee, execute a new pledge agreement with the new pledgee on the same terms and conditions as this Agreement, and register for change of the same with the competent AIC.

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9.5	Pledgors shall strictly abide by the provisions of this Agreement and other agreements jointly or separately executed by the Parties hereto or any of them, including the Exclusive Option Agreement and the Power of Attorney of each Shareholder granted to Pledgee, perform the obligations hereunder and thereunder, and refrain from any action/omission that may affect the effectiveness and enforceability thereof. Any remaining rights of Pledgors with respect to the Equity Interest pledged hereunder shall not be exercised by Pledgors except in accordance with the written instructions of Pledgee.

10.	Termination

Upon the full payment of the consulting and service fees under the Business Cooperation Agreement and upon termination of Party C’s obligations under the Business Cooperation Agreement, this Agreement shall be terminated, and Pledgee shall then cancel or terminate this Agreement as soon as reasonably practicable.

11.	Handling Fees and Other Expenses

All fees and out of pocket expenses relating to this Agreement, including but not limited to legal costs, costs of production, stamp tax and any other taxes and fees, shall be borne by Party C.

12.	Confidentiality

The Parties acknowledge that the existence and the terms of this Agreement and any oral or written information exchanged between the Parties in connection with the preparation and performance this Agreement are regarded as confidential information. Each Party shall maintain confidentiality of all such confidential information, and without obtaining the written consent of the other Party, it shall not disclose any relevant confidential information to any third parties, except for the information that: (a) is or will be in the public domain (other than through the receiving Party’s unauthorized disclosure); (b) is under the obligation to be disclosed pursuant to the applicable laws or regulations, rules of any stock exchange, or orders of the court or other government authorities; or (c) is required to be disclosed by any Party to its shareholders, investors, legal counsels or financial advisors regarding the transaction contemplated hereunder, provided that such shareholders, investors, legal counsels or financial advisors shall be bound by the confidentiality obligations similar to those set forth in this Section. Disclosure of any confidential information by the staff members or agencies hired by any Party shall be deemed disclosure of such confidential information by such Party, which Party shall be held liable for breach of this Agreement. This Section shall survive the termination of this Agreement for any reason.

13.	Governing Law and Resolution of Disputes

13.1	The execution, effectiveness, construction, performance, amendment and termination of this Agreement and the resolution of disputes hereunder shall be governed by the laws of China.

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13.2	In the event of any dispute with respect to the construction and performance of this Agreement, the Parties shall first resolve the dispute through friendly negotiations. In the event the Parties fail to reach an agreement on the dispute within 30 days after either Party’s request to the other Parties for resolution of the dispute through negotiations, either Party may submit the relevant dispute to the China Nansha International Arbitration Centre for arbitration, in accordance with its Arbitration Rules. The arbitration shall be conducted in Guangzhou, and the language used in arbitration shall be Chinese. The arbitration award shall be final and binding on all Parties.

13.3	Upon the occurrence of any disputes arising from the construction and performance of this Agreement or during the pending arbitration of any dispute, except for the matters under dispute, the Parties to this Agreement shall continue to exercise their respective rights under this Agreement and perform their respective obligations under this Agreement.

14.	Notices

14.1	All notices and other communications required or permitted to be given pursuant to this Agreement shall be delivered personally or sent by registered mail, postage prepaid, by a commercial courier service or by facsimile transmission to the address of such party set forth below. A confirmation copy of each notice shall also be sent by E-mail. The dates on which notices shall be deemed to have been effectively given shall be determined as follows:

14.2	Notices given by personal delivery, by courier service or by registered mail, postage prepaid, shall be deemed effectively given on the date of delivery or refusal at the address specified for notices.

14.3	Notices given by facsimile transmission shall be deemed effectively given on the date of successful transmission (as evidenced by an automatically generated confirmation of transmission).

14.4	For the purpose of notices, the addresses of the Parties are as follows:

Pledgee:	Guangzhou Cornerstone Corporate Consulting Co., Ltd.
Address:	1101 ZiBian C80, No. 8 Jinsui Rd., Tianhe District, Guangzhou, PRC
Attn:	Xu He
Phone:	18665714713

Pledgors:

Shareholder:	Xu He
Address:	Room 1603, No. 25, compound 206, Haizhu District, Guangzhou
Phone:	18665714713

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Shareholder:	Qin Wu
Address:	Room 1004, No. 39, Xiaonaner Street, Haizhu District, Guangzhou
Phone:	18529234888

Shareholder:	Tao Lin
Address:	3/F, No. 1 Fengyuan middle Road, Liwan District, Guangzhou
Phone:	13570522223

Shareholder:	Weifeng Luo
Address:	Room 802, No. 40, Pantang chung kou, Liwan District, Guangzhou
Phone:	13926193335

Shareholder:	Xiaohai Zhuang
Address:	Room 1004, No. 39, Xiaonaner Street, Haizhu District, Guangzhou
Phone:	18620460520

Shareholder:	Yueqin Zhao
Address:	No. 187, Linzhu, Guanyin Temple, Xinzheng City, Henan
Phone:	13310884478

Shareholder:	Meifang Liu
Address:	Room 902, No. 28, Xigang East, Haizhu District, Guangzhou
Phone:	13902209207

Party C:	Guangzhou Cornerstone Capital Management Co., Ltd.
Address:	4901&4912, Guangzhou CTF Finance Center, No. 6 East Zhujiang Rd. Zhujiang New Town, Guangzhou, PRC
Attn:	Xiaoyang Zhuang
Phone:	18529234888

14.5	Any Party may at any time change its address for notices by a notice delivered to the other Parties in accordance with the terms hereof.

15.	Severability

In the event that one or several of the provisions of this Agreement are found to be invalid, illegal or unenforceable in any aspect in accordance with any laws or regulations, the validity, legality or enforceability of the remaining provisions of this Agreement shall not be affected or compromised in any respect. The Parties shall strive in good faith to replace such invalid, illegal or unenforceable provisions with effective provisions that accomplish to the greatest extent permitted by law and the intentions of the Parties, and the economic effect of such effective provisions shall be as close as possible to the economic effect of those invalid, illegal or unenforceable provisions.

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16.	Attachments

The attachments set forth herein shall be an integral part of this Agreement.

17.	Effectiveness

17.1	Any amendments, changes and supplements to this Agreement shall be in writing and shall become effective upon completion of the governmental filing procedures (if applicable) after the affixation of the signatures or seals of the Parties.

17.2	This Agreement is written in Chinese and English in three copies. Pledgors, Pledgee and Party C shall hold one copy respectively. Each copy of this Agreement shall have equal validity. In case there is any conflict between the Chinese version and the English version, the Chinese version shall prevail.

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Equity Interest Pledge Agreement

IN WITNESS WHEREOF, the Parties have executed, or caused their respectively duly authorized representatives to execute, this Equity Interest Pledge Agreement as of the date first above written.

Party A:	Guangzhou Cornerstone Corporate Consulting Co., Ltd. (Seal)

By: /s/ Xu He

Name: Xu He

Title: Managing Director

/s/ Seal of Guangzhou Cornerstone Corporate Consulting Co., Ltd.

Party C:	Guangzhou Cornerstone Capital Management Co., Ltd. (Seal)

By: /s/ Xiaoyang Zhuang

Name: Xiaoyang Zhuang

Title: Financial Controller

/s/ Seal of Guangzhou Cornerstone Capital Management Co., Ltd.

Party B:	Pledgors

Shareholder: Xu He

By: /s/ Xu He

Shareholder: Qin Wu

By: /s/ Qin Wu

Shareholder: Tao Lin

By: /s/ Tao Lin

Shareholder: Weifeng Luo

By: /s/ Weifeng Luo

Shareholder: Xiaohai Zhuang

By: /s/ Xiaohai Zhuang

Shareholder: Yueqin Zhao

By: /s/ Yueqin Zhao

Shareholder: Meifang Liu

By: /s/ Meifang Liu

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Equity Interest Pledge Agreement

Attachments:

1.	Shareholders’ Register of Guangzhou Cornerstone Capital Management Co., Ltd.;

2.	The Capital Contribution Certificate for Guangzhou Cornerstone Capital Management Co., Ltd.;

3.	Exclusive Business Cooperation Agreement;

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Equity Interest Pledge Agreement

Attachment 1

Shareholders’ Register of Guangzhou Cornerstone Capital Management Co., Ltd

Name of Shareholder	ID Number	Subscribed Capital (RMB)	Percentage of Shares	Deadline of Subscription
Xu He	440105198509025418	3,750,000	37.5%	December 31, 2065
Qin Wu	440102195312273247	3,750,000	37.5%	December 31, 2065
Tao Lin	440103198411122452	500,000	5%	December 31, 2065
Weifeng Luo	440103198603043011	1,000,000	10%	December 31, 2065
Xiaohai Zhuang	440102198503043237	500,000	5%	December 31, 2065
Yueqin Zhao	410123194808276929	300,000	3%	December 31, 2065
Meifang Liu	440105195704103043	200,000	2%	December 31, 2065

Guangzhou Cornerstone Capital Management Co., Ltd

May 12, 2016

/s/ Seal of Guangzhou Cornerstone Capital Management Co., Ltd.

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Equity Interest Pledge Agreement

Attachment 2

Capital Contribution Certificate

Name of the Company: Guangzhou Cornerstone Capital Management Co., Ltd.	Address: Room 01&12, 49F, Guangzhou CTF Finance Centre No. 6 Zhujiang East Road, Zhujiang New Town, Tianhe, Guangzhou, Guangdong Province, 510032, PRC. (Only for business purposes)

Date of Incorporation: August 3, 2015	Registered Capital: RMB10,000,000

Name of the Shareholder: Xu He	ID Number of the Shareholder: 440105198509025418

percentage of shares in the Company: RMB3.75 million, 37.5% of the registered capital of the Company

This is to certify that Xu He is a shareholder of Guangzhou Cornerstone Capital Management Co., Ltd., holding the abovementioned percentage of shares in the Company.

As of the date of this certification, RMB937,500 has been paid-up by the shareholder.

Guangzhou Cornerstone Capital Management Co., Ltd.

/s/ Seal of Guangzhou Cornerstone Capital Management Co., Ltd.

April 10, 2017

Notes:

1. Capital contribution certificate is the shareholding certificate of shareholders. Shareholders are entitled to enjoy the rights stipulated in the company’s articles of association and regulations and bear corresponding obligations. The capital contribution certificate cannot be altered, forged, privately mortgaged, transferred, or sold.

2. When the company transfers equity in accordance with the articles of association and the relevant systems of the company, the shareholder himself must go through the relevant formalities at the company with this capital contribution certificate, and this capital contribution certificate must not be written by hand.

3. This certificate is valid only if affixing the official seal of the company and being identical to capital contribution certificate kept by the board of directors. The shareholder and the board of directors each hold one of the two originals.

Equity Interest Pledge Agreement

Capital Contribution Certificate

Name of the Company: Guangzhou Cornerstone Capital Management Co., Ltd.	Address: Room 01&12, 49F, Guangzhou CTF Finance Centre No. 6 Zhujiang East Road, Zhujiang New Town, Tianhe, Guangzhou, Guangdong Province, 510032, PRC. (Only for business purposes)

Date of Incorporation: August 3, 2015	Registered Capital: RMB10,000,000

Name of the Shareholder: Qin Wu	ID Number of the Shareholder: 440102195312273247

percentage of shares in the Company: RMB3.75 million, 37.5% of the registered capital of the Company

This is to certify that Qin Wu is a shareholder of Guangzhou Cornerstone Capital Management Co., Ltd.

As of the date of this certification, RMB937,500 has been paid-up by the shareholder.

Guangzhou Cornerstone Capital Management Co., Ltd.

/s/ Seal of Guangzhou Cornerstone Capital Management Co., Ltd.

April 10, 2017

Notes:

1. Capital contribution certificate is the shareholding certificate of shareholders. Shareholders are entitled to enjoy the rights stipulated in the company’s articles of association and regulations and bear corresponding obligations. The capital contribution certificate cannot be altered, forged, privately mortgaged, transferred, or sold.

2. When the company transfers equity in accordance with the articles of association and the relevant systems of the company, the shareholder himself must go through the relevant formalities at the company with this capital contribution certificate, and this capital contribution certificate must not be written by hand.

3. This certificate is valid only if affixing the official seal of the company and being identical to capital contribution certificate kept by the board of directors. The shareholder and the board of directors each hold one of the two originals.

Equity Interest Pledge Agreement

Capital Contribution Certificate

Name of the Company: Guangzhou Cornerstone Capital Management Co., Ltd.	Address: Room 01&12, 49F, Guangzhou CTF Finance Centre No. 6 Zhujiang East Road, Zhujiang New Town, Tianhe, Guangzhou, Guangdong Province, 510032, PRC. (Only for business purposes)

Date of Incorporation: August 3, 2015	Registered Capital: RMB10,000,000

Name of the Shareholder: Weifeng Luo	ID Number of the Shareholder: 440103198603043011

percentage of shares in the Company: RMB1 million, 10% of the registered capital of the Company

This is to certify that Weifeng Luo is a shareholder of Guangzhou Cornerstone Capital Management Co., Ltd., holding the abovementioned percentage of shares in the Company.

As of the date of this certification, RMB250,000 has been paid-up by the shareholder.

Guangzhou Cornerstone Capital Management Co., Ltd.

/s/ Seal of Guangzhou Cornerstone Capital Management Co., Ltd.

April 10, 2017

Notes:

1. Capital contribution certificate is the shareholding certificate of shareholders. Shareholders are entitled to enjoy the rights stipulated in the company’s articles of association and regulations and bear corresponding obligations. The capital contribution certificate cannot be altered, forged, privately mortgaged, transferred, or sold.

2. When the company transfers equity in accordance with the articles of association and the relevant systems of the company, the shareholder himself must go through the relevant formalities at the company with this capital contribution certificate, and this capital contribution certificate must not be written by hand.

3. This certificate is valid only if affixing the official seal of the company and being identical to capital contribution certificate kept by the board of directors. The shareholder and the board of directors each hold one of the two originals.

Equity Interest Pledge Agreement

Capital Contribution Certificate

Name of the Company: Guangzhou Cornerstone Capital Management Co., Ltd.	Address: Room 01&12, 49F, Guangzhou CTF Finance Centre No. 6 Zhujiang East Road, Zhujiang New Town, Tianhe, Guangzhou, Guangdong Province, 510032, PRC. (Only for business purposes)

Date of Incorporation: August 3, 2015	Registered Capital: RMB10,000,000

Name of the Shareholder: Xiaohai Zhuang	ID Number of the Shareholder: 440102198503043237

percentage of shares in the Company: RMB500,000, 5% of the registered capital of the Company

This is to certify that Xiaohai Zhuang is a shareholder of Guangzhou Cornerstone Capital Management Co., Ltd., holding the abovementioned percentage of shares in the Company.

As of the date of this certification, RMB125,000 has been paid-up by the shareholder.

Guangzhou Cornerstone Capital Management Co., Ltd.

/s/ Seal of Guangzhou Cornerstone Capital Management Co., Ltd.

April 10, 2017

Notes:

1. Capital contribution certificate is the shareholding certificate of shareholders. Shareholders are entitled to enjoy the rights stipulated in the company’s articles of association and regulations and bear corresponding obligations. The capital contribution certificate cannot be altered, forged, privately mortgaged, transferred, or sold.

2. When the company transfers equity in accordance with the articles of association and the relevant systems of the company, the shareholder himself must go through the relevant formalities at the company with this capital contribution certificate, and this capital contribution certificate must not be written by hand.

3. This certificate is valid only if affixing the official seal of the company and being identical to capital contribution certificate kept by the board of directors. The shareholder and the board of directors each hold one of the two originals.

Equity Interest Pledge Agreement

Capital Contribution Certificate

Name of the Company: Guangzhou Cornerstone Capital Management Co., Ltd.	Address: Room 01&12, 49F, Guangzhou CTF Finance Centre No. 6 Zhujiang East Road, Zhujiang New Town, Tianhe, Guangzhou, Guangdong Province, 510032, PRC. (Only for business purposes)

Date of Incorporation: August 3, 2015	Registered Capital: RMB10,000,000

Name of the Shareholder: Tao Lin	ID Number of the Shareholder: 440103198411122452

percentage of shares in the Company: RMB500,000, 5% of the registered capital of the Company

This is to certify that Tao Lin is a shareholder of Guangzhou Cornerstone Capital Management Co., Ltd., holding the abovementioned percentage of shares in the Company.

As of the date of this certification, RMB125,000 has been paid-up by the shareholder.

Guangzhou Cornerstone Capital Management Co., Ltd.

/s/ Seal of Guangzhou Cornerstone Capital Management Co., Ltd.

April 10, 2017

Notes:

1. Capital contribution certificate is the shareholding certificate of shareholders. Shareholders are entitled to enjoy the rights stipulated in the company’s articles of association and regulations and bear corresponding obligations. The capital contribution certificate cannot be altered, forged, privately mortgaged, transferred, or sold.

2. When the company transfers equity in accordance with the articles of association and the relevant systems of the company, the shareholder himself must go through the relevant formalities at the company with this capital contribution certificate, and this capital contribution certificate must not be written by hand.

3. This certificate is valid only if affixing the official seal of the company and being identical to capital contribution certificate kept by the board of directors. The shareholder and the board of directors each hold one of the two originals.

Equity Interest Pledge Agreement

Capital Contribution Certificate

Name of the Company: Guangzhou Cornerstone Capital Management Co., Ltd.	Address: Room 01&12, 49F, Guangzhou CTF Finance Centre No. 6 Zhujiang East Road, Zhujiang New Town, Tianhe, Guangzhou, Guangdong Province, 510032, PRC. (Only for business purposes)

Date of Incorporation: August 3, 2015	Registered Capital: RMB10,000,000

Name of the Shareholder: Yueqin Zhao	ID Number of the Shareholder: 410123194808276929

percentage of shares in the Company: RMB300,000, 3% of the registered capital of the Company

This is to certify that Yueqin Zhao is a shareholder of Guangzhou Cornerstone Capital Management Co., Ltd., holding the abovementioned percentage of shares in the Company.

As of the date of this certification, RMB75,000 has been paid-up by the shareholder.

Guangzhou Cornerstone Capital Management Co., Ltd.

/s/ Seal of Guangzhou Cornerstone Capital Management Co., Ltd.

April 10, 2017

Notes:

1. Capital contribution certificate is the shareholding certificate of shareholders. Shareholders are entitled to enjoy the rights stipulated in the company’s articles of association and regulations and bear corresponding obligations. The capital contribution certificate cannot be altered, forged, privately mortgaged, transferred, or sold.

2. When the company transfers equity in accordance with the articles of association and the relevant systems of the company, the shareholder himself must go through the relevant formalities at the company with this capital contribution certificate, and this capital contribution certificate must not be written by hand.

3. This certificate is valid only if affixing the official seal of the company and being identical to capital contribution certificate kept by the board of directors. The shareholder and the board of directors each hold one of the two originals.

Equity Interest Pledge Agreement

Capital Contribution Certificate

Name of the Company: Guangzhou Cornerstone Capital Management Co., Ltd.	Address: Room 01&12, 49F, Guangzhou CTF Finance Centre No. 6 Zhujiang East Road, Zhujiang New Town, Tianhe, Guangzhou, Guangdong Province, 510032, PRC. (Only for business purposes)

Date of Incorporation: August 3, 2015	Registered Capital: RMB10,000,000

Name of the Shareholder: Meifang Liu	ID Number of the Shareholder: 440105195704103043

percentage of shares in the Company: RMB200,000, 2% of the registered capital of the Company

This is to certify that Meifang Liu is a shareholder of Guangzhou Cornerstone Capital Management Co., Ltd., holding the abovementioned percentage of shares in the Company.

As of the date of this certification, RMB50,000 has been paid-up by the shareholder.

Guangzhou Cornerstone Capital Management Co., Ltd.

/s/ Seal of Guangzhou Cornerstone Capital Management Co., Ltd.

April 10, 2017

Notes:

1. Capital contribution certificate is the shareholding certificate of shareholders. Shareholders are entitled to enjoy the rights stipulated in the company’s articles of association and regulations and bear corresponding obligations. The capital contribution certificate cannot be altered, forged, privately mortgaged, transferred, or sold.

2. When the company transfers equity in accordance with the articles of association and the relevant systems of the company, the shareholder himself must go through the relevant formalities at the company with this capital contribution certificate, and this capital contribution certificate must not be written by hand.

3. This certificate is valid only if affixing the official seal of the company and being identical to capital contribution certificate kept by the board of directors. The shareholder and the board of directors each hold one of the two originals.

Equity Interest Pledge Agreement

Attachment 3

Exclusive Business Cooperation Agreement

This Exclusive Business Cooperation Agreement (“this Agreement”) is made and entered into by and between the following Parties on October 12, 2017 in Guangzhou, the People’s Republic of China (“China” or “PRC”):

Party A:	Guangzhou Cornerstone Corporate Consulting Co., Ltd.

Address: 1101 ZiBian C80, No. 8 Jinsui Rd., Tianhe District, Guangzhou, PRC

Party B:	Guangzhou Cornerstone Capital Management Co., Ltd.

Address: 4901&4912, Guangzhou CTF Finance Center, No. 6 East Zhujiang Rd., Zhujiang New Town, Guangzhou, PRC

Each of Party A and Party B shall be hereinafter referred to as a “Party” respectively, and as the “Parties” collectively.

Whereas,

1. Party A is a wholly-foreign-owned enterprise established in China, and has the necessary resources to provide technical and consulting services, as set forth hereunder;

2. Party B is a domestic limited liability company established in China, and is entitled to engage in business services industry (“Principal Business”);

3. Party A is willing to provide Party B with exclusive technical, consulting and other services in relation to the Principal Business during the term of this Agreement utilizing its own advantages in human resources, technology and information, and Party B is willing to accept such services provided by Party A or Party A’s designee(s), each on the terms set forth herein.

Now, therefore, through mutual discussion, the Parties have reached the following agreements:

1	Services Provided by Party A

1.1 Party B hereby appoints Party A as Party B’s exclusive services provider to provide Party B with complete business support and technical and consulting services during the term of this Agreement, in accordance with the terms and conditions of this Agreement and to the extent permitted by the currently effective laws of China, which may include all services within the business scope of Party B as may be determined from time to time by Party A, such as but not limited to technical services, business consultations, equipment or property leasing, and marketing consultancy.

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1.2 Party B agrees to accept all the consultations and services provided by Party A. Party B further agrees that unless with Party A’s consent, during the term of this Agreement, Party B shall not accept any similar consultations and/or services provided by any third party and shall not establish similar corporation relationship with any third party regarding the matters contemplated by this Agreement. Party B may, based on its operational needs, accept consultations and/or services provided by any third party, or establish corporation relationship with any third party, presumed such consultations, services, or corporation relationships will not be provided by Party A. Party A may appoint other parties, who may enter into certain agreements described in Section 1.3 with Party B, to provide Party B with the consultations and/or services under this Agreement.

2	Service Providing Methodology

2.1 Party A and Party B agree that during the term of this Agreement, Party B may enter into further consulting service agreements with Party A or any other party designated by Party A, which shall provide the specific contents, manner, personnel, and fees for the specific consulting services.

2.2 To fulfill this Agreement, Party A and Party B agree that during the term of this Agreement, Party B may enter into equipment or property leases with Party A or any other party designated by Party A which shall permit Party B to use Party A’s relevant equipment or property based on the needs of the business of Party B.

3	The Calculation and Payment of the Service Fees

Both Parties agree that, during the terms of this Agreement, in consideration of the services provided by Party A, Party B shall pay to Party A the fees (the “Service Fees”) equal to 100% of the net income of Party B, which is Party B’s earnings before corporate income tax, being the monthly revenues after deduction of operating costs, expenses and other taxes; provided that upon mutual discussion between the Parties and the prior consent by Party A, the rate of Service Fees may be adjusted based on the services rendered by Party A in that month and the operational needs of Party B. The Service Fees shall be due and payable on a monthly basis; within 30 days after the end of each month, Party B shall (a) deliver to Party A the management accounts and operating statistics of Party B for such month, including the net income of Party B during such month (the “Monthly Net Income”), and (b) pay 100% of such Monthly Net Income, or other amount agreed by Party A, to Party A (each such payment, a “Monthly Payment”). If such earnings after deduction of operating costs, expenses and other legal taxes are zero or negative, Party B is not required to pay the Service Fees; if Party B sustains losses, all such losses will be carried over to the following month(s) and deducted from the following month(s)’ Service Fees. Within ninety (90) days after the end of each fiscal year, Party B shall (a) deliver to Party A audited financial statements of Party B for such fiscal year, which shall be audited and certified by an independent certified public accountant approved by Party A, and (b) pay an amount to Party A equal to the shortfall, if any, of the net income of Party B for such fiscal year, as shown in such audited financial statements, as compared to the aggregate amount of the Monthly Payments paid by Party B to Party A in such fiscal year.

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4	Intellectual Property Rights and Confidentiality Clauses

4.1 Party A shall have exclusive and proprietary rights and interests in all rights, ownership, interests and intellectual properties arising out of or created during the performance of this Agreement, including but not limited to copyrights, patents, patent applications, software, technical secrets, trade secrets and others.

4.2 The Parties acknowledge that the existence and the terms of this Agreement and any oral or written information exchanged between the Parties in connection with the preparation and performance this Agreement are regarded as confidential information. Each Party shall maintain confidentiality of all such confidential information, and without obtaining the written consent of the other Party, it shall not disclose any relevant confidential information to any third parties, except for the information that: (a) is or will be in the public domain (other than through the receiving Party’s unauthorized disclosure); (b) is under the obligation to be disclosed pursuant to the applicable laws or regulations, rules of any stock exchange, or orders of the court or other government authorities; or (c) is required to be disclosed by any Party to its shareholders, investors, legal counsels or financial advisors regarding the transaction contemplated hereunder, provided that such shareholders, investors, legal counsels or financial advisors shall be bound by the confidentiality obligations similar to those set forth in this Section. Disclosure of any confidential information by the staff members or agencies hired by any Party shall be deemed disclosure of such confidential information by such Party, which Party shall be held liable for breach of this Agreement. This Section shall survive the termination of this Agreement for any reason.

4.3 The Parties agree that this Section shall survive changes to, and rescission or termination of, this Agreement.

5.	Representations and Warranties

5.1 Party A hereby represents and warrants as follows:

5.1.1 Party A is a wholly foreign owned enterprise legally registered and validly existing in accordance with the laws of China.

5.1.2 Party A’s execution and performance of this Agreement is within its corporate capacity and the scope of its business operations; Party A has taken necessary corporate actions and given appropriate authorization and has obtained the consent and approval from third parties and government agencies, and will not violate any restrictions in law or otherwise binding or having an impact on Party A.

5.1.3 This Agreement constitutes Party A’s legal, valid and binding obligations, enforceable in accordance with its terms.

5.2 Party B hereby represents and warrants as follows:

5.2.1 Party B is a domestic limited liability company legally registered and validly existing in accordance with the laws of China.

5.2.2 Party B’s execution and performance of this Agreement is within its corporate capacity and the scope of its business operations; Party B has taken necessary corporate actions and given appropriate authorization and has obtained the consent and approval from third parties and government agencies, and will not violate any restrictions in law or otherwise binding or having an impact on Party B.

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Equity Interest Pledge Agreement

5.2.3 This Agreement constitutes Party B’s legal, valid and binding obligations, and shall be enforceable against it.

6	Effectiveness and Term

This Agreement is executed on the date first above written and shall take effect as of such date. Unless earlier terminated in accordance with the provisions of this Agreement or relevant agreements separately executed between the Parties, the term of this Agreement shall be permanent. After the execution of this Agreement, both Parties are entitled to review this Agreement every 3 months to determine whether to amend or supplement the provisions in this Agreement based on the actual circumstances at that time.

7	Termination

7.1 During the term of this Agreement, unless Party A commits gross negligence, or a fraudulent act, against Party B, Party B shall not terminate this Agreement prior to its expiration date. Nevertheless, Party A shall have the right to terminate this Agreement upon giving 30 days’ prior written notice to Party B at any time.

7.2 The rights and obligations of the Parties under Articles 3, 7 and 8 shall survive the termination of this Agreement.

8	Governing Law and Resolution of Disputes

8.1 The execution, effectiveness, construction, performance, amendment and termination of this Agreement and the resolution of disputes hereunder shall be governed by the laws of China.

8.2 In the event of any dispute with respect to the construction and performance of the provisions of this Agreement, the Parties shall negotiate in good faith to resolve the dispute. In the event the Parties fail to reach an agreement on the resolution of such a dispute within 30 days after any Party’s request for resolution of the dispute through negotiations, any Party may submit the relevant dispute to the China Nansha International Arbitration Centre for arbitration, in accordance with its then-effective arbitration rules. The arbitration shall be conducted in Guangzhou, and the language used during arbitration shall be Chinese. The arbitration ruling shall be final and binding on both Parties.

8.3 Upon the occurrence of any disputes arising from the construction and performance of this Agreement or during the pending arbitration of any dispute, except for the matters under dispute, the Parties to this Agreement shall continue to exercise their respective rights under this Agreement and perform their respective obligations under this Agreement.

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Equity Interest Pledge Agreement

9	Indemnification

Party B shall indemnify and hold harmless Party A from any losses, injuries, obligations or expenses caused by any lawsuit, claims or other demands against Party A arising from or caused by the consultations and services provided by Party A to Party B pursuant this Agreement, except where such losses, injuries, obligations or expenses arise from the gross negligence or willful misconduct of Party A.

10	Notices

10.1 All notices and other communications required or permitted to be given pursuant to this Agreement shall be delivered personally or sent by registered mail, postage prepaid, by a commercial courier service or by facsimile transmission to the address of such Party set forth below. A confirmation copy of each notice shall also be sent by email. The dates on which notices shall be deemed to have been effectively given shall be determined as follows:

10.1.1 Notices given by personal delivery, by courier service or by registered mail, postage prepaid, shall be deemed effectively given on the date of delivery or refusal at the address specified for notices.

10.1.2 Notices given by facsimile transmission shall be deemed effectively given on the date of successful transmission (as evidenced by an automatically generated confirmation of transmission).

10.2 For the purpose of notices, the addresses of the Parties are as follows:

Party A:	Guangzhou Cornerstone Corporate Consulting Co., Ltd.
Address:	1101 ZiBian C80, No. 8 Jinsui Rd., Tianhe District,
Attn:	Xu He
Phone:	18665714713

Party B:	Guangzhou Cornerstone Capital Management Co. Ltd.
Address:	4901&4912, Guangzhou CTF Finance Center, No. 6 East Zhujiang Rd., Zhujiang New Town, Guangzhou, PRC
Attn:	Xiaoyang Zhuang
Phone:	18529234888

10.3 Any Party may at any time change its address for notices by a notice delivered to the other Party in accordance with the terms hereof.

11	Assignment

11.1 Without Party A’s prior written consent, Party B shall not assign its rights and obligations under this Agreement to any third party.

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11.2 Party B agrees that Party A may assign its obligations and rights under this Agreement to any third party upon a prior written notice to Party B but without the consent of Party B.

12	Severability

In the event that one or several of the provisions of this Agreement are found to be invalid, illegal or unenforceable in any aspect in accordance with any laws or regulations, the validity, legality or enforceability of the remaining provisions of this Agreement shall not be affected or compromised in any aspect. The Parties shall strive in good faith to replace such invalid, illegal or unenforceable provisions with effective provisions that accomplish to the greatest extent permitted by law and the intentions of the Parties, and the economic effect of such effective provisions shall be as close as possible to the economic effect of those invalid, illegal or unenforceable provisions.

13	Amendments and Supplements

Any amendments and supplements to this Agreement shall be in writing. The amendment agreements and supplementary agreements that have been signed by the Parties and that relate to this Agreement shall be an integral part of this Agreement and shall have the same legal validity as this Agreement.

14	Language and Counterparts

This Agreement is written in both Chinese and English language in two copies, each Party having one copy with equal legal validity; in case there is any conflict between the Chinese version and the English version, the Chinese version shall prevail.

[Remainder of page intentionally left blank]

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(This page is signature page)

Party	A: Guangzhou Cornerstone Corporate Consulting Co., Ltd. (Seal)

Legal Representative/Authorized Person (Signature)

Signature: /s/ Xu He

Date: 2017.10.12

/s/ Seal of Guangzhou Cornerstone Corporate Consulting Co., Ltd.

Party	B: Guangzhou Cornerstone Capital Management Co., Ltd. (Seal)

Legal Representative/Authorized Person (Signature)

Signature: /s/ Xiaoyang Zhuang

Date: 2017.10.12

/s/ Seal of Guangzhou Cornerstone Capital Management Co., Ltd.

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